                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-50907



                        SUPPLEMENT TO THE PROSPECTUS OF
                MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND
                              DATED JUNE 28, 1999



         The first sentence under the section of the Prospectus entitled "PRINCIPAL INVESTMENT STRATEGIES" is hereby replaced by the following:

         The Fund will normally invest at least 65% of its total assets in common stock and other equity securities, and investment grade fixed-income securities (including zero coupon securities) of companies from around the world that are primarily engaged in the utilities industry.